                                                                EX 24.1(c)
                                                                              14

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm incorporated by reference in this Registration Statement/Prospectus on Form S-3.




                              ARTHUR ANDERSEN LLP



Cleveland, Ohio
November 13, 1995